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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)           June 28, 2005
                                                 -------------------------------


                                 QUIPP, INC.
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              (Exact Name of Registrant as Specified in Charter)


         Florida                     0-14870                  59-2306191
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(State or Other Jurisdiction     (Commission File            (IRS Employer
     of Incorporation)                Number)              Identification No.)


  4800 NW 157th Street, Miami, Florida                          33014
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 (Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code      (305) 623-8700
                                                    --------------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240. 14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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ITEM 7.01.   REGULATION FD INFORMATION


     On June 27, 2005, Quipp, Inc. ("Quipp") received a letter from JDL Partners, L.P. ("JDL"), in which, among other things, JDL set forth its willingness to immediately enter into negotiations to acquire Quipp for $12 per share in cash. On June 28, 2005, Quipp responded to the JDL letter, stating that its Board of Directors met to consider preliminarily JDL's proposal, and determined to consider the proposal further at its next regularly scheduled meeting to be held on July 18-19, 2005.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        QUIPP, INC.
                                        (Registrant)

                                        By: /s/ MICHAEL S. KADY
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                                           Michael S. Kady
                                           President and Chief Executive Officer



Dated:  June 28, 2005